UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): February 22, 2024
CASTELLUM, INC.
(Exact name of Registrant as specified in its charter)

Nevada	001-41526	27-4079982
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3 Bethesda Metro Center, Suite 700
Bethesda, MD 20814
(Address of principal executive offices, including zip code)
301-961-4895
(Registrant’s telephone number, including area code)
Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CTM	NYSE American LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement.
On February 22, 2024, Castellum, Inc. (the “Company”), entered into a $4,000,000 revolving line of credit promissory note and security agreement with Live Oak Banking Company ("Live Oak Bank"), which accrues interest at the prime interest rate plus two percent (2%), matures February 22, 2025 and is secured by cash, receivables, and other assets of the Company (the "Live Oak Revolver"). The Live Oak Revolver replaces the $950,000 revolving credit facility dated April 4, 2022, with Live Oak Bank with a maturity date of March 28, 2029. As part of the transaction the Company rolled over approximately $625,000 of the principal balance outstanding on the revolving credit facility and made payments totaling approximately $1,209,000 to the holders of two notes payable owed by the Company which are referred to below.
On February 22, 2024, the Company entered into an agreement to extend the maturity date from September 30, 2024 to August 31, 2026 on the notes payable dated February 28, 2022, in the principal amount of $5,600,000 and dated August 11, 2021, in the principal amount $400,000 owed to Robert Eisiminger (the "Eisiminger Notes"). Additionally, the per annum interest rate on the Eisiminger Notes was set at 7.5% through February 1, 2025, after which it increases to 8.0%. All other terms of the Eisiminger Notes remain unchanged. On the same date, the Company paid in full the outstanding principal and interest on the note payable to Robert Eisiminger dated April 6, 2023 in the principal amount of $400,000. The Eisiminger Notes are subordinated to the Live Oak Revolver.

On February 22, 2024, the Company paid approximately $809,000 owed to The Buckhout Charitable Remainder Trust (the "BCR Trust") under the terms of the amended convertible promissory note payable in the principal amount of $3,209,617, which matures on September 30, 2024, and was issued in connection with the acquisition of Corvus Consulting, Inc. Simultaneously therewith, the Company and the BCR Trust entered into an amended and restated note payable in the principal amount of $2,400,000 which matures on August 31, 2026, and accrues interest at a per annum rate of 5% through January 1, 2025, 8% per annum through January 1, 2026, and 12% per annum thereafter (the "BCR Trust Note"). The principal amount shall be amortized at the rate of $100,000 per month, commencing in September 2024. The terms of the BCR Trust Note do not permit the principal amount to be converted into common stock and is subordinated to the Live Oak Revolver.

As part of the financing, the Company entered into an agreement to (i) extend the maturity date from December 31, 2024 to August 1, 2025 on the note payable dated August 12, 2021, in the principal amount of $400,000 that was issued to Emil Kaunitz in connection with the acquisition of Specialty Systems, Inc. ("SSI", and the "Kaunitz Note") and (ii) at maturity, require monthly principal payments of $50,000 per month for eight months. All other terms of the Kaunitz Note remain unchanged and is subordinated to the Live Oak Revolver.

As part of the transaction, the Company entered into an agreement with the former shareholders of SSI concerning, among other things, the amount and timing of the earnout payment owed under the terms of the agreement and plan of merger dated August 12, 2021, between the Company, SSI, and the other parties named therein. With respect to the earnout payment, the parties agreed to settle the amount (previously accrued at $877,000) for a total of $720,000, with an initial payment of $180,000 to be made by the Company at signing of the agreement, plus monthly payments thereafter of $20,000 plus interest payable at 5% per annum for 27 months. The payments to the former shareholders of SSI are subordinated to the Live Oak Revolver.

Item 8.01 Other Events.
On February 13, 2024, the Company paid in full the outstanding principal and accrued interest owed on the note payable to Crom Cortana LLC issued on February 13, 2023 in the amount of $847,000.
On February 23, 2024, Castellum, Inc. (the “Company”) issued a press release announcing the closing of a $4 Million revolving line of credit with Live Oak Bank. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Exhibit Title
10.1
Revolving Line of Credit Promissory Note issued on February 22, 2024 by Registrant, Specialty Systems, Inc., Corvus Consulting, LLC, Mainnerve Federal Services, Inc., Global Technology and Management Resources, Inc., and Live Oak Banking Company

10.2
Loan and Security Agreement issued on February 22, 2024 by Registrant, Specialty Systems, Inc., Corvus Consulting, LLC, Mainnerve Federal Services, Inc., Global Technology and Management Resources, Inc., and Live Oak Banking Company

10.3
Amended and Restated Subordination and Standby Agreement dated February 22, 2024 by and between Live Oak Banking Company, Registrant, Specialty Systems, Inc., Corvus Consulting, LLC, Mainnerve Federal Services, Inc., Global Technology and Management Resources, Inc., and Emil Kaunitz

10.4
Amended and Restated Subordination and Standby Agreement dated February 22, 2024 by and between Live Oak Banking Company, Registrant, Specialty Systems, Inc., Corvus Consulting, LLC, Mainnerve Federal Services, Inc., Global Technology and Management Resources, Inc., and Robert Eisiminger

10.5
Amended and Restated Subordination and Standby Agreement dated February 22, 2024 by and between Live Oak Banking Company, Registrant, Specialty Systems, Inc., Corvus Consulting, LLC, Mainnerve Federal Services, Inc., Global Technology and Management Resources, Inc., and Laurie Buckhout

10.6
Amended and Restated Subordination and Standby Agreement dated February 22, 2024 by and between Live Oak Banking Company, Registrant, Specialty Systems, Inc., Corvus Consulting, LLC, Mainnerve Federal Services, Inc., Global Technology and Management Resources, Inc., Emil Kaunitz, and William Cabey

10.7	Letter Agreement dated February 22, 2024 by and between Registrant and Robert Eisiminger
10.8	Amended and Restated Convertible Promissory Note in the principal amount of $2,400,000 issued on February 22, 2024 by Registrant, Corvus Consulting, LLC, and The Buckhout Charitable Remainder Trust
10.9	Letter Agreement dated February 16, 2024 by and between Registrant and Emil Kaunitz
99.1	Press Release dated February 23, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CASTELLUM, INC.

Date: February 23, 2024	By:	/s/ Mark C. Fuller
	Name:	Mark C. Fuller
	Title:	Chief Executive Officer (Principal Executive Officer)